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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               DECEMBER 16, 1996

                            -----------------------

                          AVERY DENNISON CORPORATION
            (Exact name of registrant as specified in its charter)

       DELAWARE                            001-07685               95-1492269
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
of incorporation or organization)                             Identification Number)

                        150 NORTH ORANGE GROVE BOULEVARD
                           PASADENA, CALIFORNIA 91103
                    (Address of principal executive offices)
                                 (818) 304-2000
                        (Registrant's telephone number)
                             ---------------------

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     1 Distribution Agreement dated December 16, 1996 between Registrant, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

     4.1 Certificate establishing a series of Securities entitled "Medium-Term Notes, Series D" under the Indenture between Registrant and Security Pacific National Bank, as Trustee, dated as of March 15, 1991, as amended by a First Supplemental Indenture, dated as of March 16, 1993, between Registrant and BankAmerica National Trust Company, as successor Trustee, which was acquired by First Trust of New York, N.A., without exhibits.

     4.2  Form of Fixed Rate Note described in Exhibit 4.1

     4.3  Form of Floating Rate Note described in Exhibit 4.1

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 1996

                              AVERY DENNISON CORPORATION



                              By: /s/ R. GREGORY JENKINS
                                  --------------------------------------------
                                  R. Gregory Jenkins
                                  Senior Vice President, Finance and
                                  Chief Financial Officer

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